AMENDMENT NO. 1

                            Dated as of June 29, 2001

                                       TO

                         POOLING AND SERVICING AGREEMENT

                           Dated as of March 29, 2001

                        ASSET BACKED FUNDING CORPORATION,
                                    Depositor

                                       and

                          AMERIQUEST MORTGAGE COMPANY,
                                    Servicer

                            LITTON LOAN SERVICING LP,
                                Special Servicer

                                       and

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                                     Trustee

                  ABFC Mortgage Loan Asset Backed Certificates,
                                 Series 2001-AQ1

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                  AMENDMENT No. 1, dated as of June 29, 2001 (the "Amendment"), among Asset Backed Funding Corporation, as depositor (the "Depositor"), Ameriquest Mortgage Company, as a servicer ("Ameriquest"), Litton Loan Servicing LP, as special servicer ("Litton" or the "Special Servicer") and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), to the Pooling and Servicing Agreement, dated as of March 29, 2001 (the "Agreement"), among the Depositor, Ameriquest and the Trustee.

                  WHEREAS, the parties hereto, together with Banc of America Mortgage Capital Corporation, have entered into the Special Servicing Agreement under which Ameriquest has agreed, subject to certain terms and conditions, to the transfer of servicing of Delinquent Loans to Litton.

                  WHEREAS, the parties hereto desire to amend the Agreement as set forth in this Amendment to effectuate the provisions of the Special Servicing Agreement.

                  WHEREAS, Section 11.01 of the Agreement provides, among other things, that the Depositor, Ameriquest and the Trustee may amend the Agreement, without notice to or consent of any of the Certificateholders, to make any other provisions with respect to matters or questions arising under the Agreement, which shall not be inconsistent with the provisions of the Agreement.

                  WHEREAS, the Depositor, Ameriquest and the Trustee have obtained notice in writing to the Depositor, Ameriquest and the Trustee from the Rating Agencies that this Amendment will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency, as required by Section 11.01 of the Agreement in connection with this Amendment.

                  NOW THEREFORE, in consideration of the mutual agreements herein contained, the Depositor, Ameriquest, Litton and the Trustee agree as follows:

                  All terms used in this Amendment which are defined in the Agreement, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined or modified in this Amendment or the context clearly requires otherwise.

                  Section 1.        Amendments to Section 1.01.
                                    --------------------------

                   (a) The following definitions are hereby amended to read in their entirety as follows:

                  "Collection Account": Any of the account or accounts created and maintained by the Servicers pursuant to Section 3.04, which shall be entitled "Ameriquest Mortgage Corporation, as Servicer for Bankers Trust Company of California, N.A., as Trustee, in trust for registered Holders of 2001-AQ1 Trust, ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1" or "Litton Loan Servicing LP, as Servicer for Bankers Trust Company of California, N.A., as Trustee, in trust for registered Holders of 2001-AQ1 Trust, ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1" and each of which must be Eligible Accounts.

                  "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller pursuant to or as contemplated by Section 2.03 or the Majority Class X Certificateholder or Ameriquest pursuant to or as contemplated by Section 10.01), a determination made by the applicable Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which such Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The applicable Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

                   "Optional Termination Date": The first Distribution Date on which the Majority Class X Certificateholders may, or if such option is not exercised by the Majority Class X Certificateholders, the Majority Servicer may, opt to terminate the Mortgage Pool pursuant to Section 10.01.

                   "Servicer": Ameriquest or any successor servicer appointed as herein provided, in its capacity as Servicer hereunder or, with respect to any Mortgage Loan for which servicing has been transferred to Litton in accordance with Section 3.03 herein, Litton or any successor servicer appointed as herein provided, in its capacity as Servicer hereunder with respect to such Mortgage Loan from the time of such transfer.

                  "Servicer Event of Termination": With respect to each Servicer, one or more of the events described in Section 7.01 (which, as to the event specified in Section 7.01(v), shall apply only to Ameriquest or any successor thereto other than the Special Servicer, as servicer of the Delinquent Loans pursuant to the Special Servicing Agreement).

                   (b) The definition of "Delinquent" is hereby deleted and replaced with the following:

                   "Delinquent Loan": As defined in the Special Servicing Agreement.

                   (c) The following definitions are hereby added to read in their entirety as follows:

                   "Ameriquest": Ameriquest Mortgage Corporation, or any successor in interest.

                   "Litton": Litton Loan Servicing LP.

                   "Majority Servicer": As of any date of determination, the Servicer then servicing the largest portion of the Pool Balance.

                   "Servicing Rights Pledgee": One or more lenders, selected by the Special Servicer, to which the Special Servicer may pledge and assign all of its right, title and interest in, to and under this Agreement, including First Union National Bank, as the representative of certain lenders.

                   "Special Servicer": Litton Loan Servicing LP, or any successor in interest.

                   "Special Servicing Agreement": The special servicing agreement among Ameriquest Mortgage Company, Banc of America Mortgage Capital Corporation, Asset Backed Funding Corporation, Bankers Trust Company of California. N.A. and Litton Loan Servicing LP, in the form attached hereto as Exhibit Q.

                   Section 2. Amendment to Section 2.03(c). Section 2.03(c) of the Agreement is hereby amended by deleting such section and replacing it with the following:

                   "Within 90 days of the earlier of discovery by a Servicer or receipt of notice by a Servicer of the breach of any representation, warranty or covenant of such Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan serviced by it, the applicable Servicer shall cure such breach in all material respects."

                   Section 3. Addition of Section 2.05A. The Agreement is hereby amended by adding the following section:

                   "Section 2.05A. Representations, Warranties and Covenants of the Special Servicer.


                   The Special Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee and the Certificateholders and to the Depositor that as of the date hereof:

                    (i) The Special Servicer is duly organized, validly
               existing, and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Special Servicer to conduct its business as it is presently conducted, and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Special Servicer or to ensure the enforceability or validity of each Delinquent Loan; the Special Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Special Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Special Servicer, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally; and all requisite corporate action has been taken by the Special Servicer to make this Agreement valid and binding upon the Special Servicer in accordance with its terms;

                    (ii) The consummation of the transactions contemplated by
               this Agreement are in the ordinary course of business of the Special Servicer and will not result in the breach of any term or provision of the certificate of formation or the partnership agreement of the Special Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Special Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Special Servicer or its property is subject;

                    (iii) This Agreement, and all documents and instruments
               contemplated hereby which are executed and delivered by the Special Servicer, constitute and will constitute valid, legal and binding obligations of the Special Servicer, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy laws and general principles of equity;

                    (iv) The Special Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                    (v) There is no action, suit, proceeding or investigation
               pending or, to its knowledge, threatened against the Special Servicer that, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Special Servicer, or in any material impairment of the right or ability of the Special Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Special Servicer, or that would draw into question the validity or enforceability of this Agreement or of any action taken or to be taken in connection with the obligations of the Special Servicer contemplated herein, or that would be likely to impair materially the ability of the Special Servicer to perform under the terms of this Agreement;

                    (vi) No consent, approval or order of any court or
               governmental agency or body is required for the execution, delivery and performance by the Special Servicer of or compliance by the Special Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained; and

                    (vii) Neither this Agreement nor any information,
               certificate of an officer, statement furnished in writing or report delivered to the Trustee, the Depositor or any Rating Agency by the Special Servicer in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                   It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05A shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Trustee, the Depositor and the Certificateholders. Upon discovery by any of the Depositor, any Servicer or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties hereto."

                   Section 4. Amendment to Section 3.03. Section 3.03 of the Agreement is hereby amended by:


                   (a) adding the following before the period at the end of the first sentence of the second paragraph thereof:

                   "or of any security representing an interest in or secured by the Class X Certificates";

                   (b) deleting the period at the end of the last sentence of the second paragraph and adding the following:

                   "and, in the case of Litton, such Special Servicing Fee shall be $175 per month for each Delinquent Loan, payable to Litton each month for the period from the date the servicing of such Delinquent Loan is transferred to Litton to the earliest to occur of the following: (i) the Mortgage Loan is no longer a Delinquent Loan, (ii) the Delinquent Loan is liquidated by Litton,
(iii) the removal of Litton as Special Servicer and (iv) 18 months from the date that the servicing of such Delinquent Loan is transferred to Litton. The Servicer (solely with respect to the occurrence of the event specified in (iii) above) and the Special Servicer shall promptly notify each of the other parties to this Agreement if it receives actual knowledge of the occurrence of any of the events specified in (i) through (iv) above.";

                   (c) adding the following after the last sentence of the second paragraph thereof:

                   "Without limiting the generality of the foregoing: (i) Litton shall initially act as Special Servicer pursuant to the Special Servicing Agreement, (ii) all Delinquent Loans shall be subject to a transfer of servicing to Litton in accordance with the provisions of the Special Servicing Agreement and (iii) upon the transfer of servicing of a Delinquent Loan to Litton, Litton shall be the "Servicer" with respect to such Delinquent Loan for all purposes of this Agreement and Ameriquest shall have no further obligation to the Trust, any Certificateholder or any party to this Agreement with respect to such Mortgage Loan except with respect to any liabilities relating to such Mortgage Loan which arose prior to such transfer."

                   Section 5. Amendment to Section 3.04(a). Section 3.04(a) of the Agreement is hereby amended by deleting the first sentence and replacing it with the following:

                   "Each Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan serviced by such Servicer separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts."

                   Section 6. Amendment to Section 3.18. Section 3.18 of the Agreement is hereby amended by deleting such section and replacing it with the following:

                   "As compensation for its activities hereunder, each Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan serviced by such Servicer (including REO Properties). Each Servicer shall be entitled to retain additional servicing compensation in the form of release fees, bad check charges, assumption fees, modification or extension fees, late payment charges, or any other service-related fees, Insurance Proceeds and Liquidation Proceeds not required to be deposited in the Collection Account and similar items, to the extent collected from Mortgagors of the Mortgage Loans serviced by such Servicer."

                   Section 7. Amendment to Section 3.19. Section 3.19 of the Agreement is hereby amended by deleting subsections (a) and (b) and replacing them with the following:

                   "(a) Each Servicer, at its own expense, will deliver to the Trustee and the Depositor, not later than April 30 following the end of the fiscal year of such Servicer which as of the Startup Day ends on the last day of December, commencing in 2002, a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of such Servicer during such preceding fiscal year (or such shorter period in the case of the first such report) and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officer's knowledge, based on such review, such Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by such Servicer to remedy such default.

                   (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable, from information contained therein, including each Servicer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates)."

                   Section 8. Amendment to Section 3.20. Section 3.20 of the Agreement is hereby amended by deleting subsections (a), (b) and (c) and replacing them with the following:

                   "(a) Not later than April 30 following the end of each fiscal year of each Servicer commencing in 2002, each Servicer, at its own expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Trustee and the Depositor a report stating that
(i) it has obtained a letter of representation regarding certain matters from the management of such Servicer which includes an assertion that such Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in either the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America or the Audit Program for Mortgages serviced by FHLMC, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Each Servicer shall furnish a copy of such report to the Trustee, the Depositor and each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request, provided that such statement has been delivered by each Servicer to the Trustee.

                   (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable, from information contained therein, including each Servicer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                   (c) The Trustee shall, on behalf of the Trust Fund, prepare, sign and file with the Securities and Exchange Commission any and all reports, statements and information respecting the Trust which the Depositor determines are required to be filed with the Securities and Exchange Commission pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, each such report, statement and information to be filed on or prior to the required filing date for such report, statement or information. Upon the request of the Trustee, each of the Seller, each Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section."

                   Section 9. Amendment to Section 3.25(b). Section 3.25(b) of the Agreement is hereby amended by deleting the first two sentences and replacing them with the following:

                   "All income and gain realized from the investment of funds in any Collection Account shall be for the benefit of the Servicer maintaining such Collection Account. The applicable Servicer shall deposit in the respective Collection Account the amount of any loss incurred in respect of any such Permitted Investment made with funds in such account immediately upon realization of such loss."

                   Section 10. Amendment to Section 3.26(a). Section 3.26(a) of the Agreement is hereby amended by deleting such section and replacing it with the following:

                   "(a) Subject to clause (b) below and Section 6.03, each Servicer (except the Trustee if it is required to succeed a Servicer hereunder) indemnifies and holds the Trustee, the Depositor, each other Servicer and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor, any other Servicer and any Certificateholder may sustain in any way related to the failure of such Servicer to perform its duties and service the Mortgage Loans required to be serviced by such Servicer hereunder in compliance with the Servicing Standards. Each Servicer shall immediately notify the Trustee, the Depositor, each other Servicer and each Certificateholder if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and such Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against such Servicer, the Trustee, the Depositor, each other Servicer and/or Certificateholder in respect of such claim. The provisions of this Section 3.26 shall survive the termination of this Agreement and the payment of the outstanding Certificates."

                   Section 11. Amendment to Section 4.06(a). Section 4.06(a) of the Agreement is hereby amended by deleting subsections (iv) and (viii) and replacing them with the following:

                   "(iv) the aggregate amount of servicing compensation received by each Servicer during the related Collection Period and any accrued and unpaid Special Servicing Fees;"

                   "(viii) the number and aggregate unpaid principal balance of Mortgage Loans (a) for which the servicing has been transferred to the Special Servicer pursuant to Section 3.03, (b) 30 to 59 days past due on a contractual basis, (c) 60 to 89 days past due on a contractual basis, (d) 90 or more days past due on a contractual basis, (e) as to which foreclosure proceedings have been commenced and (f) in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;"

                   Section 12. Amendment to Section 4.07. Section 4.07 of the Agreement is hereby amended by deleting subsections (a) and (b) and replacing them with the following:

                   "(a) On the second Business Day following each Determination Date but in no event less than four Business Days prior to the related Distribution Date, each Servicer shall deliver to the Trustee by telecopy (or by such other means as such Servicer and the Trustee may agree from time to time) a Remittance Report with respect to the related Distribution Date. On the same date as delivery of the Remittance Report, each Servicer shall deliver or cause to be delivered to the Trustee in addition to the information provided on the Remittance Report, such other information reasonably available to it with respect to the Mortgage Loans serviced by the such Servicer as the Trustee may reasonably request or order in order for the Trustee to perform the calculations necessary to make the distributions contemplated by Section 4.01, 4.02 and 4.03 and to prepare the statements to Certificateholders contemplated by Section
4.06. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by such Servicer.

                   (b) The amount of Advances to be made by each Servicer for any Distribution Date shall equal, subject to Section 4.07(d), the aggregate amount of Monthly Payments (net of the related Servicing Fee), due during the related Collection Period in respect of the Mortgage Loans serviced by such Servicer which Monthly Payments were delinquent on a contractual basis as of the close of business on the related Determination Date.

                  On or before the close of business New York time on the Servicer Remittance Date, each Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of Advances, if any, to be made in respect of the Mortgage Loans serviced by such Servicer for the related Distribution Date either (i) from its own funds or (ii) from the applicable Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 4.07, used by such Servicer in discharge of any such Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Advances to be made by such Servicer with respect to the Mortgage Loans serviced by such Servicer. Any amounts held for future distribution and so used shall be appropriately reflected in such Servicer's records and replaced by such Servicer by deposit in the Collection Account on or before any future Servicer Remittance Date to the extent that the Available Funds for the related Distribution Date (determined without regard to Advances to be made on the Servicer Remittance Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.01 and 4.02 on such Distribution Date if such amounts held for future distributions had not been so used to make Advances. The Trustee will provide notice to a Servicer, by telecopy by the close of business on any Servicer Remittance Date in the event that the amount remitted by such Servicer to the Trustee on such date is less than the Advances required to be made by such Servicer for the related Distribution Date, as set forth in the related Remittance Report."

                   Section 13. Amendment to Section 6.01. Section 6.01 of the Agreement is hereby amended by deleting the first sentence and replacing it with the following:

                   "Each Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by such Servicer herein."

                   Section 14. Amendment to Section 6.05. Section 6.05 of the Agreement is hereby amended by adding the following at the end of such Section:

                   "The Trustee and the Depositor hereby specifically (i) consent to the pledge and assignment by the Special Servicer of all the Special Servicer's right, title and interest in, to and under this Agreement to the Servicing Rights Pledgee, for the benefit of certain lenders, and (ii) provided that no Servicer Event of Default relating to the Special Servicer exists, agree that upon delivery to the Trustee by the Servicing Rights Pledgee of a letter signed by the Special Servicer whereunder the Special Servicer shall resign as Servicer under this Agreement, the Trustee shall appoint the Servicing Rights Pledgee or its designee as successor Servicer, provided that at the time of such appointment, the Servicing Rights Pledgee or such designee meets the requirements of a successor Servicer pursuant to Section 7.02 and agrees to be subject to the terms of this Agreement. If, pursuant to any provision hereof, the duties of the Special Servicer as a Servicer are transferred to a successor, the entire amount of the Servicing Fee and other compensation payable to the Special Servicer pursuant hereto shall thereafter be payable to such successor."

                   Section 15. Amendment to Section 7.02(b). Section 7.02(b) of the Agreement is hereby amended by adding the following:

                   "Any successor appointed as Servicer upon the resignation or termination of Ameriquest, and each successor thereto, by acceptance of its appointment as Servicer, hereby acknowledges that it will be responsible for the obligations of Ameriquest or any successor thereto under the Special Servicing Agreement from the date that such successor becomes a Servicer until such successor is no longer acting as a Servicer. If a successor servicer is named, the predecessor servicer shall remain liable for any obligations incurred under the Special Servicing Agreement prior to the date that it becomes successor servicer."

                   Section 16. Amendment to Section 8.02(a). Section 8.02(a) of the Agreement is hereby amended by deleting the penultimate sentence of subsection (v) and replacing it with the following:

                   "The reasonable expense of every such examination shall be paid by the Servicer subject to the investigation or, if paid by the Trustee, shall be reimbursed by such Servicer upon demand."

                   Section 17. Amendment to Section 9.01(k). Section 9.01(k) of the Agreement is hereby amended by deleting such section and replacing it with the following:

                   "On or before April 15 of each calendar year beginning in 2002, each Servicer shall deliver to the Trustee and each Rating Agency an Officer's Certificate stating such Servicer's compliance with the provisions of this Section 9.01 applicable to such Servicer."

                   Section 18. Amendment to Section 10.01(a). Section 10.01(a) of the Agreement is hereby amended by deleting the first three paragraphs and replacing them with the following:

                   "The respective obligations and responsibilities of each Servicer, the Depositor and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of each Servicer to send certain notices as hereinafter set forth and other than as set forth in Section 7.05) shall terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, and (iii) the optional purchase by the Majority Class X Certificateholders or the Majority Servicer of the Mortgage Loans as described below. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

                   The Majority Class X Certificateholders may, at their option, or if such option is not exercised by the Majority Class X Certificateholders, the Majority Servicer may, terminate the Mortgage Loans in the Trust Fund and retire the Offered Certificates on the next succeeding Distribution Date upon which the aggregate current Pool Balance is less than 10% of the aggregate Pool Balance of the Mortgage Loans as of the Cut-off Date by purchasing all of the outstanding (i) Mortgage Loans in the Trust Fund at a price equal to the sum of the outstanding Principal Balance of the Mortgage Loans and except to the extent previously advanced by the Majority Servicer, accrued and unpaid interest thereon at the weighted average of the Mortgage Interest Rates through the end of the Collection Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances and any unpaid Servicing Fees and Special Servicing Fees allocable to such Mortgage Loans and (ii) REO Properties in the Trust Fund at a price equal to their fair market value as determined in good faith by the applicable Servicer (the "Termination Price").

                   In connection with any such purchase pursuant to the preceding paragraph, each Servicer shall deliver to the Trustee for deposit in the Distribution Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by such Servicer pursuant to Section 3.07), which deposit shall be deemed to have occurred immediately following such purchase."

                   Section 19. Amendment to Section 11.05. Section 11.05 of the Agreement is hereby amended by deleting the first sentence and replacing it with the following:

                   "All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Trustee, Bankers Trust Company of California, N.A., 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Trust
Administration: BA01A1, or such other address as may hereafter be furnished to the Depositor and the Servicer in writing by the Trustee, (b) in the case of the Depositor, Asset Backed Funding Corporation, 100 North Tryon Street, 11th Floor, Charlotte, N.C. 28255 Attention: ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1, or such other address as may be furnished to the Servicer and the Trustee in writing by the Depositor, (c) in the case of Ameriquest, Ameriquest Mortgage Company, 1100 Town & Country Road, Suite 1100, Orange, CA 92868, Attention: General Counsel, or such other address as may be furnished to the Depositor and the Trustee in writing by Ameriquest and (d) in the case of Litton, Litton Loan Servicing LP, 5373 W. Alabama, Suite 600, Houston, Texas 77056, Attention: Janice McClure, or such other address as may be furnished to the Depositor and the Trustee in writing by Litton.

                   Section 20. References to the Servicer. Except as otherwise set forth herein, any reference to "the Servicer" in the Agreement shall mean either Ameriquest or Litton, as applicable, or both Ameriquest and Litton, as the context requires, each acting in its capacity as a Servicer.

                   Any reference to "the Servicer" in the following sections of the Agreement shall mean Ameriquest, acting in its capacity as Servicer:
Sections 2.01, 7.01(a)(v), 8.07, 8.10, 9.01(c), 9.01(l), 10.01(b), 10.01(d),
10.02 and 11.02.

                   Section 21. References to Collection Account. Any reference to "Collection Account" in the Agreement, other than to Section 3.25(b) of the Agreement, as amended by Section 8 hereof, shall mean the Collection Account maintained by the applicable Servicer.

                   Section 22. Amendment to Exhibits. The Agreement is hereby amended by deleting Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, B, C-1, C-2, C-3, C-4, C-5, E, F-3, I and K of the Agreement in their entirety and replacing them with the exhibits attached hereto as Exhibits 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16 and 17. In addition, the Agreement is hereby amended by adding Exhibit Q, a copy of which is attached hereto as Exhibit 18.

                   Section 23. Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                   Section 24. Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                   Section 25. Effect of Amendment. Except as expressly amended hereby, all provisions of the Agreement shall remain in full force and effect.

                   IN WITNESS WHEREOF, the Depositor, Ameriquest, Litton and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                      ASSET BACKED FUNDING CORPORATION,
                                        as Depositor

                                      By:_______________________________
                                         Name:
                                         Title:


                                      AMERIQUEST MORTGAGE COMPANY,
                                        as a Servicer

                                      By:_______________________________
                                         Name:
                                         Title:


                                      LITTON LOAN SERVICING LP,
                                        as Special Servicer

                                      By:_______________________________
                                         Name:
                                         Title:


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A., solely as Trustee and not in its individual capacity

                                      By:_______________________________
                                         Name:
                                         Title:

STATE OF NORTH CAROLINA              )
                                     ) ss.:
COUNTY OF MECKLENBURG                )

                  On the 29th day of June, 2001 before me, a Notary Public in and for the State of North Carolina, personally appeared Shahid Quraishi, known to me to be the President of Asset Backed Funding Corporation the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 -------------------------------
                                                          Notary Public

STATE OF CALIFORNIA                  )
                                     ) ss.:
COUNTY OF                            )

                  On the 29th day of June, 2001 before me, a Notary Public in and for the State of California, personally appeared ___________________, known to me to be the __________________ of Ameriquest Mortgage Company, a Delaware corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 -------------------------------
                                                          Notary Public

STATE OF                             )
                                     ) ss.:
COUNTY OF                            )

                  On the 29th day of June, 2001 before me, a Notary Public in and for the State of ____________, personally appeared ___________________, known to me to be the __________________ of Litton Loan Servicing LP, a limited partnership that executed the within instrument and also known to me to be the person who executed it on behalf of said limited partnership, and acknowledged to me that such limited partnership executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 -------------------------------
                                                          Notary Public

STATE OF CALIFORNIA                  )
                                     ) ss.:
COUNTY OF                            )

                  On the 29th day of June, 2001 before me, a Notary Public in and for the State of California, personally appeared Ronaldo Reyes, known to me to be a _____________________ of Bankers Trust Company of California, N.A., a national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 -------------------------------
                                                          Notary Public

                                                                       EXHIBIT 1



                                   EXHIBIT A-1

                       [FORM OF THE CLASS A-1 CERTIFICATE]

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
            DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS A-1

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION


Series 2001-AQ1, Class A-1                Original Class Certificate  Principal
                                          Balance of the Class A-1 Certificates
Pass-Through Rate:  [__]%                 as of the Closing Date:  $[  ]

Date of Pooling and Servicing             Initial Certificate Principal Balance:
Agreement:  March 29, 2001                $[  ]

First Distribution Date:  April 20, 2001  Trustee:  Bankers Trust Company of
                                          California, N.A.
No.
                                          Closing Date:  March 29, 2001
CUSIP: 90211E AA 3


            DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, EITHER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Ameriquest Mortgage Company ("Ameriquest") and the Trustee, as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton Loan Servicing LP ("Litton") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-1 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-1 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class A-1 Pass-Through Rate on each Distribution Date will be a rate specified above. Interest will accrue on the Class A-1 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-1 Pass-Through Rate and (ii) the Class A-1 Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-1 Certificates.

            The Class A-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, either Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, each Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, each Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, either Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, either Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Trustee


                                      By:
                                          --------------------------------------
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
        `                               as Certificate Registrar


                                      By:
                                         ---------------------------------------
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS


            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common             UNIF GIFT MIN ACT - Custodian
                                                                ---------
TEN ENT  - as tenants by the entireties                         (Cust) (Minor)
                                                                under Uniform
JT TEN   - as joint tenants with right                          Gifts to
           of survivorship and not as                           Minors Act
           tenants in common                                    ________________
                                                                    (State)


            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:



                                         ---------------------------------------
                                         Signature by or on behalf of assignor



                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
________________________________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                                                       EXHIBIT 2


                                   EXHIBIT A-2

                         [FORM OF CLASS A-2 CERTIFICATE]

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
            DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS A-2

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION



Series 2001-AQ1, Class A-2                Original Class Certificate Principal
                                          Balance of the Class A-2 Certificates
Pass-Through Rate:  [__]%                 as of the Closing Date:  $[  ]

Date of Pooling and Servicing             Initial Certificate Principal Balance:
Agreement:  March 29, 2001                $[  ]

First Distribution Date:  April 20, 2001  Trustee:  Bankers Trust Company of
                                          California, N.A.
No.
                                          Closing Date: March 29, 2001
CUSIP: 90211E AB 1



            DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, EITHER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Ameriquest Mortgage Company ("Ameriquest") and the Trustee, as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton Loan Servicing LP ("Litton") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-2 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-2 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class A-2 Pass-Through Rate on each Distribution Date will be a rate specified above. Interest will accrue on the Class A-2 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-2 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-2 Certificates.

            The Class A-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, either Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, each Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, each Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, either Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, either Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Trustee


                                      By:
                                         ---------------------------------------
                                         Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                         as Certificate Registrar


                                      By:
                                         ---------------------------------------
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS


            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common             UNIF GIFT MIN ACT - Custodian
                                                                ---------
TEN ENT  - as tenants by the entireties                         (Cust) (Minor)
                                                                under Uniform
JT TEN   - as joint tenants with right                          Gifts to
           of survivorship and not as                           Minors Act
           tenants in common                                    ________________
                                                                    (State)


            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:



                                         ---------------------------------------
                                         Signature by or on behalf of assignor



                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
________________________________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                                                       EXHIBIT 3


                                   EXHIBIT A-3

                         [FORM OF CLASS A-3 CERTIFICATE]

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
            DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS A-3

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION


Series 2001-AQ1, Class A-3                Original Class Certificate Principal
                                          Balance of the Class A-3 Certificates
Pass-Through Rate:  [__]%                 as of the Closing Date:  $[  ]

Date of Pooling and Servicing             Initial Certificate Principal Balance:
Agreement:  March 29, 2001                $[  ]

First Distribution Date:  April 20, 2001  Trustee:  Bankers Trust Company of
                                          California, N.A.
No.
                                          Closing Date: March 29, 2001
CUSIP: 90211E AC 9

            DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, EITHER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ___________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Ameriquest Mortgage Company ("Ameriquest") and the Trustee, as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton Loan Servicing LP ("Litton") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-3 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-3 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class A-3 Pass-Through Rate on each Distribution Date will be the per annum rate specified above. Interest will accrue on the Class A-3 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-3 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-3 Certificates.

            The Class A-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, either Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, each Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, each Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, either Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, either Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Trustee


                                      By:
                                         ---------------------------------------
                                         Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Certificate Registrar


                                      By:
                                         ---------------------------------------
                                         Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS


            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common             UNIF GIFT MIN ACT - Custodian
                                                                ---------
TEN ENT  - as tenants by the entireties                         (Cust) (Minor)
                                                                under Uniform
JT TEN   - as joint tenants with right                          Gifts to
           of survivorship and not as                           Minors Act
           tenants in common                                    ________________
                                                                    (State)


            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:



                                         ---------------------------------------
                                         Signature by or on behalf of assignor



                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
________________________________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                                                       EXHIBIT 4



                                   EXHIBIT A-4

                         [FORM OF CLASS A-4 CERTIFICATE]

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
            DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS A-4

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION


Series 2001-AQ1, Class A-4                Original Class Certificate Principal
                                          Balance of the Class A-4 Certificates
Pass-Through Rate:  [__]%                 as of the Closing Date:  $[  ]

Date of Pooling and Servicing             Initial Certificate Principal Balance:
Agreement:  March 29, 2001                $[  ]

First Distribution Date:  April 20, 2001  Trustee:  Bankers Trust Company of
                                          California, N.A.
No.
                                          Closing Date: March 29, 2001
CUSIP: 90211E AD 7


            DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, EITHER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Ameriquest Mortgage Company ("Ameriquest") and the Trustee, as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton Loan Servicing LP ("Litton") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-4 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-4 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class A-4 Pass-Through Rate on each Distribution Date will be the per annum rate specified above. Interest will accrue on the Class A-4 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-4 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-4 Certificates.

            The Class A-4 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, either Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, each Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, each Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, either Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, either Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Trustee


                                      By:
                                         ---------------------------------------
                                         Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-4 Certificates referred to in the within-mentioned Agreement.


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Certificate Registrar


                                      By:
                                         ---------------------------------------
                                         Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS


            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common             UNIF GIFT MIN ACT - Custodian
                                                                ---------
TEN ENT  - as tenants by the entireties                         (Cust) (Minor)
                                                                under Uniform
JT TEN   - as joint tenants with right                          Gifts to
           of survivorship and not as                           Minors Act
           tenants in common                                    ________________
                                                                    (State)


            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:



                                         ---------------------------------------
                                         Signature by or on behalf of assignor



                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
________________________________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                                                       EXHIBIT 5

                                   EXHIBIT A-5

                         [FORM OF CLASS A-5 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS A-5

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION


Series 2001-AQ1, Class A-5                 Original Class Certificate Principal
                                           Balance of the Class A-5 Certificates
Pass-Through Rate:  [__]%                  as of The Closing Date: $[ ]

Date of Pooling and Servicing Agreement:   Initial Certificate Principal
March 29, 2001                             Balance: $[  ]

First Distribution Date:  April 20, 2001   Trustee:  Bankers Trust Company of
                                           California, N.A.

No.                                        Closing Date: March 29, 2001

CUSIP: 90211E AE 5

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, EITHER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-5 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-5 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Ameriquest Mortgage Company ("Ameriquest") and the Trustee, as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton Loan Servicing LP ("Litton") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-5 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-5 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class A-5 Pass-Through Rate on each Distribution Date will be the per annum rate specified above, plus on each Distribution Date following the Optional Termination Date, 0.50% per annum. Interest will accrue on the Class A-5 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-5 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-5 Certificates.

            The Class A-5 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, either Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, each Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, each Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, either Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, either Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Trustee


                                      By:
                                         ---------------------------------------
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-5 Certificates referred to in the within-mentioned Agreement.


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Certificate Registrar


                                       By:
                                          --------------------------------------
                                           Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS


            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common             UNIF GIFT MIN ACT - Custodian
                                                                ---------
TEN ENT  - as tenants by the entireties                         (Cust) (Minor)
                                                                under Uniform
JT TEN   - as joint tenants with right                          Gifts to
           of survivorship and not as                           Minors Act
           tenants in common                                    ________________
                                                                    (State)


            Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:



                                         ---------------------------------------
                                         Signature by or on behalf of assignor



                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
________________________________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                                                       EXHIBIT 6

                                   EXHIBIT A-6

                         [FORM OF CLASS A-6 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS A-6

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION


Series 2001-AQ1, Class A-6                 Original Class Certificate Principal
                                           Balance of the Class A-6 Certificates
Pass-Through Rate:  [__]%                  as of The Closing Date: $[ ]

Date of Pooling and Servicing Agreement:   Initial Certificate Principal
March 29, 2001                             Balance: $[  ]

First Distribution Date:  April 20, 2001   Trustee:  Bankers Trust Company of
                                           California, N.A.

No.                                        Closing Date: March 29, 2001

CUSIP: 90211E AF 2

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, EITHER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-6 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-6 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Ameriquest Mortgage Company ("Ameriquest") and the Trustee, as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton Loan Servicing LP ("Litton") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-6 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-6 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class A-6 Pass-Through Rate on each Distribution Date will be the per annum rate specified above. Interest will accrue on the Class A-6 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-6 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-6 Certificates.

            The Class A-6 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, either Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, each Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, each Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, either Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, either Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Trustee


                                      By:
                                         ---------------------------------------
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-6 Certificates referred to in the within-mentioned Agreement.


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Certificate Registrar


                                      By:
                                         ---------------------------------------
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS


            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common             UNIF GIFT MIN ACT - Custodian
                                                                ---------
TEN ENT  - as tenants by the entireties                         (Cust) (Minor)
                                                                under Uniform
JT TEN   - as joint tenants with right                          Gifts to
           of survivorship and not as                           Minors Act
           tenants in common                                    ________________
                                                                    (State)


            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:



                                         ---------------------------------------
                                         Signature by or on behalf of assignor



                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
________________________________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                                                       EXHIBIT 7

                                   EXHIBIT A-7

                         [FORM OF CLASS A-7 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS A-7

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2001-AQ1, Class A-7                 Original Class Certificate Principal
                                           Balance of the Class A-7 Certificates
Pass-Through Rate:  [__]%                  as of The Closing Date: $[ ]

Date of Pooling and Servicing Agreement:   Initial Certificate Principal
March 29, 2001                             Balance: $[  ]

First Distribution Date:  April 20, 2001   Trustee:  Bankers Trust Company of
                                           California, N.A.

No.                                        Closing Date: March 29, 2001

CUSIP: 90211E AK 1


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, EITHER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-7 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-7 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Ameriquest Mortgage Company ("Ameriquest") and the Trustee, as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton Loan Servicing LP ("Litton") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-7 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-7 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class A-7 Pass-Through Rate on each Distribution Date will be the per annum rate specified above, plus on each Distribution Date following the Optional Termination Date, 0.50% per annum. Interest will accrue on the Class A-7 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-7 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-7 Certificates.

            The Class A-7 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, either Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, each Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, each Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, either Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, either Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Trustee


                                      By:
                                         ---------------------------------------
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-7 Certificates referred to in the within-mentioned Agreement.


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Certificate Registrar


                                      By:
                                         ---------------------------------------
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS


            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common             UNIF GIFT MIN ACT - Custodian
                                                                ---------
TEN ENT  - as tenants by the entireties                         (Cust) (Minor)
                                                                under Uniform
JT TEN   - as joint tenants with right                          Gifts to
           of survivorship and not as                           Minors Act
           tenants in common                                    ________________
                                                                    (State)


            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:



                                         ---------------------------------------
                                         Signature by or on behalf of assignor



                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
________________________________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                                                       EXHIBIT 8


                                   EXHIBIT B-1

                          [FORM OF CLASS B CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1 AND CLASS M-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                            SERIES 2001-AQ1, CLASS B

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION


Series 2001-AQ1, Class B                   Original Class Certificate Principal
                                           Balance of the Class B Certificates
Pass-Through Rate:  [__]%                  as of The Closing Date: $[ ]

Date of Pooling and Servicing Agreement:   Initial Certificate Principal
March 29, 2001                             Balance: $[  ]

First Distribution Date:  April 20, 2001   Trustee:  Bankers Trust Company of
                                           California, N.A.

No.                                        Closing Date: March 29, 2001

CUSIP: 90211E AJ 4


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, EITHER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class B Certificates) in that certain beneficial ownership interest evidenced by all the Class B Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Ameriquest Mortgage Company ("Ameriquest") and the Trustee, as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton Loan Servicing LP ("Litton") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class B Pass-Through Rate on the Class B Certificates on each Distribution Date will be the per annum rate specified above. Interest will accrue on the Class B Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class B Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B Certificates.

            The Class B Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A, Class M-1 and Class M-2 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, either Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, each Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, each Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, either Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, either Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Trustee


                                      By:
                                         ---------------------------------------
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class B Certificates referred to in the within-mentioned Agreement.


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Certificate Registrar


                                      By:
                                          --------------------------------------
                                           Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS


            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common             UNIF GIFT MIN ACT - Custodian
                                                                ---------
TEN ENT  - as tenants by the entireties                         (Cust) (Minor)
                                                                under Uniform
JT TEN   - as joint tenants with right                          Gifts to
           of survivorship and not as                           Minors Act
           tenants in common                                    ________________
                                                                    (State)


            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:



                                         ---------------------------------------
                                         Signature by or on behalf of assignor



                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
________________________________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                                                       EXHIBIT 9

                                   EXHIBIT C-1

                          [FORM OF CLASS R CERTIFICATE]

         THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN FOUR SEPARATE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         THIS CLASS R CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS R CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE,
         (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE STATES IN THE AFFIDAVIT THAT (A) IT HAS HISTORICALLY PAID ITS DEBTS AS THEY HAVE COME DUE AND INTENDS TO CONTINUE TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE, (B) IT UNDERSTANDS THAT IT MAY INCUR TAX LIABILITIES WITH RESPECT TO THIS CERTIFICATE IN EXCESS OF CASH FLOWS GENERATED THEREBY, (C) IT INTENDS TO PAY ANY TAXES ASSOCIATED WITH HOLDING THIS CERTIFICATE AS THEY BECOME DUE, AND (D) IT WILL NOT TRANSFER THIS CERTIFICATE TO ANY PERSON OR ENTITY THAT DOES NOT PROVIDE A SIMILAR AFFIDAVIT. ANY PURPORTED TRANSFER TO A DISQUALIFIED ORGANIZATION OR OTHER PERSON THAT IS NOT A PERMITTED TRANSFEREE OR OTHERWISE IN VIOLATION OF THESE RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE. IF THIS CERTIFICATE REPRESENTS A "NON-ECONOMIC RESIDUAL INTEREST", AS DEFINED IN TREASURY REGULATIONS SECTION 1.860E-1(C), CERTAIN TRANSFERS OF THIS CERTIFICATE MAY BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES. IN ORDER TO SATISFY A REGULATORY SAFE HARBOR UNDER WHICH SUCH TRANSFERS WILL NOT BE DISREGARDED, THE TRANSFEROR MAY BE REQUIRED, AMONG OTHER THINGS, TO SATISFY ITSELF AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND EITHER TO TRANSFER AT A MINIMUM PRICE OR TO AN ELIGIBLE TRANSFEREE AS SPECIFIED IN THE REGULATIONS. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R CERTIFICATE.

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                            SERIES 2001-AQ1, CLASS R

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by


                        ASSET BACKED FUNDING CORPORATION


Series 2001-AQ1, Class R                   Trustee:  Bankers Trust Company of
                                           California, N.A.

Date of Pooling and Servicing Agreement:   Closing Date: March 29, 2001
March 29, 2001

First Distribution Date:  April 20, 2001

No.

Percentage Interest:  100%


         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, EITHER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that _______________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class R Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Ameriquest Mortgage Company ("Ameriquest") and the Trustee, as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton Loan Servicing LP ("Litton") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificates the aggregate Percentage Interest of which is in excess of a 66% Percentage Interest of the Class R Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

            The Class R Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, either Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, each Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or
(ii) that the Depositor and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

            The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust to cease to qualify as four separate REMICs or cause the imposition of a tax upon the Trust.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, each Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, either Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, either Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Trustee


                                      By:
                                         ---------------------------------------
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is the Class R Certificates referred to in the within-mentioned Agreement.

Dated:


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Certificate Registrar


                                      By:
                                         ---------------------------------------
                                          Authorized Signatory

                                  ABBREVIATIONS


            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common             UNIF GIFT MIN ACT - Custodian
                                                                ---------
TEN ENT  - as tenants by the entireties                         (Cust) (Minor)
                                                                under Uniform
JT TEN   - as joint tenants with right                          Gifts to
           of survivorship and not as                           Minors Act
           tenants in common                                    ________________
                                                                    (State)


            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:



                                         ---------------------------------------
                                         Signature by or on behalf of assignor



                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
________________________________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                                                      EXHIBIT 10

                                   EXHIBIT C-2

                         [FORM OF CLASS M-1 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS M-1

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by


                        ASSET BACKED FUNDING CORPORATION

Series 2001-AQ1, Class M-1                 Original Class Certificate Principal
                                           Balance of the Class M-1 Certificates
Pass-Through Rate:  [__]%                  as of The Closing Date: $[ ]

Date of Pooling and Servicing Agreement:   Initial Certificate Principal
March 29, 2001                             Balance: $[  ]

First Distribution Date:  April 20, 2001   Trustee:  Bankers Trust Company of
                                           California, N.A.

No.                                        Closing Date: March 29, 2001

CUSIP: 90211E AG 0


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, EITHER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Ameriquest Mortgage Company ("Ameriquest") and the Trustee, as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton Loan Servicing LP ("Litton") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-1 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-1 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class M-1 Pass-Through Rate on the Class M-1 Certificates on each Distribution Date will be the per annum rate specified above. Interest will accrue on the Class M-1 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class M-1 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-1 Certificates.

            The Class M-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, either Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, each Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, each Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, either Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, either Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Trustee


                                      By:
                                         ---------------------------------------
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class M-1 Certificates referred to in the within-mentioned Agreement.


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Certificate Registrar


                                      By:
                                         ---------------------------------------
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS


            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common             UNIF GIFT MIN ACT - Custodian
                                                                ---------
TEN ENT  - as tenants by the entireties                         (Cust) (Minor)
                                                                under Uniform
JT TEN   - as joint tenants with right                          Gifts to
           of survivorship and not as                           Minors Act
           tenants in common                                    ________________
                                                                    (State)


            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:



                                         ---------------------------------------
                                         Signature by or on behalf of assignor



                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
________________________________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                                                     EXHIBIT 11

                                   EXHIBIT C-3

                         [FORM OF CLASS M-2 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS M-2

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2001-AQ1, Class M-2                 Original Class Certificate Principal
                                           Balance of the Class M-2 Certificates
Pass-Through Rate:  [__]%                  as of The Closing Date: $[ ]

Date of Pooling and Servicing Agreement:   Initial Certificate Principal
March 29, 2001                             Balance: $[  ]

First Distribution Date:  April 20, 2001   Trustee:  Bankers Trust Company of
                                           California, N.A.

No.                                        Closing Date: March 29, 2001

CUSIP: 90211E AH 8


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, EITHER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ___________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Ameriquest Mortgage Company ("Ameriquest") and the Trustee, as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton Loan Servicing LP ("Litton") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-2 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-2 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class M-2 Pass-Through Rate on the Class M-2 Certificates on each Distribution Date will be the per annum rate specified above. Interest will accrue on the Class M-2 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class M-2 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-2 Certificates.

            The Class M-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A and Class M-1 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, either Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, each Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, each Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, either Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, either Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Trustee


                                      By:
                                         ---------------------------------------
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class M-2 Certificates referred to in the within-mentioned Agreement.


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Certificate Registrar


                                      By:
                                         ---------------------------------------
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS


            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common             UNIF GIFT MIN ACT - Custodian
                                                                ---------
TEN ENT  - as tenants by the entireties                         (Cust) (Minor)
                                                                under Uniform
JT TEN   - as joint tenants with right                          Gifts to
           of survivorship and not as                           Minors Act
           tenants in common                                    ________________
                                                                    (State)


            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:



                                         ---------------------------------------
                                         Signature by or on behalf of assignor



                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
________________________________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                                                      EXHIBIT 12

                                   EXHIBIT C-4

                         [FORM OF CLASS X CERTIFICATES]

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         THIS CLASS X CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS X CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS X CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                            SERIES 2001-AQ1, CLASS X

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by


                        ASSET BACKED FUNDING CORPORATION


Series 2001-AQ1, Class X                   Trustee:  Bankers Trust Company of
                                           California, N.A.

Date of Pooling and Servicing Agreement:   Closing Date: March 29, 2001
March 29, 2001

First Distribution Date:  April 20, 2001

No.

Percentage Interest:  100%



         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, EITHER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that __________________________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class X Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Ameriquest Mortgage Company ("Ameriquest") and the Trustee, as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton Loan Servicing LP ("Litton") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class X Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class X Certificates the aggregate Initial Certificate Principal Balance of which is in excess of a 66% Percentage Interest of the Class X Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

            The Class X Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, either Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, each Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or
(ii) that the Depositor and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and each Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, each Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, either Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, either Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Trustee


                                      By:
                                         ---------------------------------------
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class X Certificates referred to in the within-mentioned Agreement.


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Certificate Registrar


                                      By:
                                         ---------------------------------------
                                          Authorized Signatory

                                  ABBREVIATIONS


            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common             UNIF GIFT MIN ACT - Custodian
                                                                ---------
TEN ENT  - as tenants by the entireties                         (Cust) (Minor)
                                                                under Uniform
JT TEN   - as joint tenants with right                          Gifts to
           of survivorship and not as                           Minors Act
           tenants in common                                    ________________
                                                                    (State)


            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:



                                         ---------------------------------------
                                         Signature by or on behalf of assignor



                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
________________________________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                                                      EXHIBIT 13


                                   EXHIBIT C-5

                          [FORM OF CLASS P CERTIFICATE]

         THIS CLASS P CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                            SERIES 2001-AQ1, CLASS P

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION


Series 2001-AQ1, Class P                   Trustee:  Bankers Trust Company of
                                           California, N.A.

Date of Pooling and Servicing Agreement:   Closing Date: March 29, 2001
March 29, 2001

First Distribution Date:  April 20, 2001

No.

Percentage Interest:  100%

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, EITHER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that __________________________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class P Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Ameriquest Mortgage Company ("Ameriquest") and the Trustee, as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton Loan Servicing LP ("Litton") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from Prepayment Charges and Servicer Prepayment Charge Payment Amounts in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class P Certificates the aggregate Initial Certificate Principal Balance of which is in excess of a 66% Percentage Interest of the Class P Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

            The Class P Certificates are limited in right of payment to Prepayment Charges received on the Mortgage Loans and Servicer Prepayment Charge Payment Amounts, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, either Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, each Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or
(ii) that the Depositor and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and each Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, each Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, either Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, either Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Trustee


                                      By:
                                         ---------------------------------------
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class P Certificates referred to in the within-mentioned Agreement.


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                        as Certificate Registrar


                                      By:
                                         ---------------------------------------
                                          Authorized Signatory

                                  ABBREVIATIONS


            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common             UNIF GIFT MIN ACT - Custodian
                                                                ---------
TEN ENT  - as tenants by the entireties                         (Cust) (Minor)
                                                                under Uniform
JT TEN   - as joint tenants with right                          Gifts to
           of survivorship and not as                           Minors Act
           tenants in common                                    ________________
                                                                    (State)


            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:



                                         ---------------------------------------
                                         Signature by or on behalf of assignor



                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
________________________________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                                                      EXHIBIT 14

                                    EXHIBIT E

                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS


To:      Bankers Trust Company of California, N.A., as Trustee
         1761 East St. Andrew Place
         Santa Ana, CA 92705

         Attn:  Trust Administration: BA01A1

         Re: Pooling and Servicing Agreement dated as of March 29, 2001 among Asset Backed Funding Corporation, as depositor, Ameriquest Mortgage Company, as servicer and Bankers Trust Company of California, N.A., as trustee.
              ----------------------------------------------------------------

            All capitalized terms used herein shall have the means ascribed to them in the Pooling and Servicing Agreement, as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton and the Trustee (the "Agreement") referenced above.

            In connection with the administration of the Mortgage Loans held by you as Trustee pursuant to the Agreement, we request the release, and hereby acknowledge receipt, of the Trustee's Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one):
--------------------------------------------

_____    1.       Mortgage Paid in Full

_____    2.       Foreclosure

_____    3.       Substitution

_____    4.       Other Liquidation (Repurchases, etc.)

_____    5.       Nonliquidation            Reason:
                                                   -----------------------------

                                            By:
                                               ---------------------------------
                                                    (authorized signer)

                                            Issuer:
                                                   -----------------------------

                                            Address:
                                                    ----------------------------

                                                    ----------------------------

                                            Date:
                                                 -------------------------------


Custodian
---------

Bank One Trust Company, N.A.

            Please acknowledge the execution of the above request by your signature and date below:


------------------------------------         --------------------
         Signature                           Date



Documents returned to Custodian:


------------------------------------         --------------------
         Custodian                           Date

                                                                      EXHIBIT 15


                                   EXHIBIT F-3

                        FORM OF RECEIPT OF MORTGAGE NOTE


Asset Backed Funding Corporation
100 North Tryon Street
11th Floor
Charlotte, N.C. 28255


         Re:    ABFC Mortgage Loan Asset-Backed Funding Certificates,
                Series 2001-AQ1
                -----------------------------------------------------

Ladies and Gentlemen:

            Pursuant to Section 2.01 of the Pooling and Servicing Agreement, dated as of March 29, 2001, among Asset Backed Funding Corporation, as depositor, Ameriquest Mortgage Company, as servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton and the Trustee, we hereby acknowledge the receipt of the original Mortgage Note (a copy of which is attached hereto as Exhibit 1) with any exceptions thereto listed on
Exhibit 2.


                                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                          as Trustee


                                      By:
                                         ---------------------------------------
                                          Name:
                                          Title:

                                                                      EXHIBIT 16


                                    EXHIBIT I

                          FORM OF ERISA REPRESENTATION

Asset Backed Funding Corporation
100 North Tryon Street
11th Floor
Charlotte, N.C. 28255

Bankers Trust Company of California, N.A., as Certificate Registrar 1761 East St. Andrew Place
Santa Ana, CA 92705

           Re:    ABFC Mortgage Loan Asset-Backed Funding Certificates,
                  Series 2001-AQ1
                  -------------------------------------------------------------

Ladies and Gentlemen:

            1.  [The undersigned is the ______________________ of (the
"Transferee") a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.] [The undersigned,
___________________, is the transferee (the "Transferee").]

            2. The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") among Asset Backed Funding Corporation, as depositor (the "Depositor"), Ameriquest Mortgage Company, as servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee") as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton and the Trustee, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and the Certificate Registrar (as defined in the Agreement) have received a certificate from such transferee in the form hereof.

            3. The Transferee is not an employee benefit plan subject to Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or (ii) (except in the case of the Class R or Class X Certificates) is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60.

            Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

            IN WITNESS WHEREOF, the Transferee has executed this certificate.



                                            ------------------------------------
                                            [Transferee]


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                      EXHIBIT 17


                                    EXHIBIT K


                 FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT

            ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1



STATE OF                            )
                                    ) ss.:
COUNTY OF                           )


            The undersigned, being first duly sworn, deposes and says as follows:

            1. The undersigned is [an officer of] ____________________, the proposed Transferee of an Ownership Interest in a Class R Certificates (the "Certificates") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Certificates, among Asset Backed Funding Corporation, as depositor, Ameriquest Mortgage Company, as servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee") as amended by Amendment No. 1, dated as of June [ ], 2001 among the Depositor, Ameriquest, Litton and the Trustee. Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

            2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificates either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

            3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificates to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

            4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificates if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

            5. The Transferee has reviewed the provisions of Section 5.02(d) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificates including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(d) of the Agreement and the restrictions noted on the face of the Certificates. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

            6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificates, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth in this Exhibit K to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

            7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificates.

            8.  The Transferee's taxpayer identification number is ____________.

            9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

            10. The Transferee is aware that the Certificates may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            11. *[The Transferee has computed any consideration paid to it to acquire the Class R Certificate in accordance with proposed U.S. Treasury Regulations Sections 1.860E-1(a)(4)(iii) and 1.860E-1(c)(5) (or, after they have been finalized, the final regulations) by computing present values using a discount rate equal to the applicable Federal rate prescribed by Section 1274(d) of the Code, compounded semi-annually.]

      [The Transferee has computed any consideration paid to it to acquire the Class R Certificate in accordance with proposed U.S. Treasury Regulations Sections 1.860E-1(a)(4)(iii) and 1.860E-1(c)(5) (or, after they have been finalized, the final regulations) by computing present values using a discount rate at least equal to the rate at which the Transferee regularly borrows, in the ordinary course of its trade of business, substantial funds from unrelated third parties. The Transferee has provided all information necessary to demonstrate to the transferor that it regularly borrows at such rate.]

      [The transfer of the Class R Certificate complies with Section 6 of Revenue Procedure 2001-12 (the "Revenue Procedure"), 2001-3 I.R.B. 335 (January 16, 2001) (or comparable provisions of applicable final U.S. Treasury Regulations) and, accordingly,

      (i) the Transferee is an "eligible corporation," as defined in Section 860L(a)(2) of the Code, as to which income from Class R Certificate will only be taxed in the United States;

      (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes )excluding any obligation of a person related to the Investor within the meaning of
            Section 860L(g) of the Code) in excess of $100 million and net assets in excess of $10 million;

      (iii) the Transferee will transfer the Class R Certificate only to another "eligible corporation," as defined in Section 860(a)(2) of the Code, in a transaction that satisfies the requirements of Section 4 of the Revenue Procedure; and

      (iv) the Transferee determined the consideration paid to it to acquire the Class R Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.]

--------
* Insert appropriate paragraph, if applicable.

            12. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, nor are we acting on behalf of such a plan.

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of ____________, 20__ .


                                            [NAME OF TRANSFEREE]


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

[Corporate Seal]

ATTEST:



[Assistant] Secretary


            Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be the of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

            Subscribed and sworn before me this ____ day of ___________ , 20__.



                                            ------------------------------------
                                            NOTARY PUBLIC


                                            My Commission expires the ___ day
                                            of ______________, 20__.

                                                                      EXHIBIT 18

                                    EXHIBIT Q

                       FORM OF SPECIAL SERVICING AGREEMENT



                           SPECIAL SERVICING AGREEMENT

This Special Servicing Agreement (the "Agreement") is made and entered into by and between Banc of America Mortgage Capital Corporation (the "Purchaser"), Ameriquest Mortgage Company (the "Seller" and the "Servicer"), Asset Backed Funding Corporation (the "Depositor"), Bankers Trust Company of California, N.A. (the "Trustee"), and Litton Loan Servicing LP (the "Special Servicer" and "Litton") with respect to the PSA Agreement listed in the Recitals set forth below. The Purchaser, the Seller, the Servicer, the Depositor, the Trustee, and Litton shall sometimes be referred to herein together as "the Parties" and individually as a "Party."

                                    RECITALS

A. On or about September 11, 2000 the Purchaser and Seller, entered into a written Commitment Letter whereby the Purchaser agreed to purchase and Seller agreed to sell certain service retained residential mortgage loans ("Trade 1 Mortgage Loans") on a flow delivery basis.

B. On or about December 6, 2000 the Purchaser and Seller, entered into a written Commitment Letter whereby the Purchaser agreed to purchase and Seller agreed to sell certain service retained residential mortgage loans ("Trade 2 Mortgage Loans") on a flow delivery basis.

C. On or about March 29, 2001, the Purchaser transferred certain Trade 1 Mortgage Loans and certain Trade 2 Mortgage Loans (collectively the "Mortgage Loans") to the Depositor in conjunction with the securitization of the Mortgage Loans by the Depositor under the ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1 (the "Trust"). The Servicer was retained to service the Mortgage Loans pursuant to the terms of a Pooling and Servicing Agreement (the "PSA Agreement") dated March 29, 2001 entered into by and between the Depositor, the Servicer and the Trustee.

D. In connection with the purchase by Credit-Based Asset Servicing and Securitization LLC ("C-BASS") of certain classes of certificates of the Trust, C-BASS, the Purchaser and the Depositor have now requested that the Servicer relinquish its right to service those Mortgage Loans that are or become a "Delinquent Loan" (as defined in paragraph 1 of Exhibit A attached hereto) to the Special Servicer as the designee of C-BASS. Although not obligated to relinquish its servicing right, the Servicer is willing to release its right to service Mortgage Loans that are or become Delinquent Loans to the Special Servicer upon the terms and conditions set forth herein. Accordingly, the Parties agree as follows:

                                    AGREEMENT

WHEREFORE, in light of the above Recitals which are incorporated herein by this reference, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

I.    TERMS

A. On or before June 29, 2001, each Party shall execute this Agreement and provide a fully executed original of this Agreement to each other Party.

B. On or before June 29, 2001, the Purchaser shall pay to the Servicer a fee in the amount agreed to by the Purchaser and the Servicer in a separate fee letter dated the date hereof by wire transfer in immediately available funds to the bank account identified by the Servicer immediately below:

            The Chase Manhattan Bank, Houston, Texas
            ABA# 113000609
            Credit: Ameriquest Mortgage Company
            Credit Account # 00100911313

C. On or before the date the PSA Agreement is amended as described in the immediately following paragraph D, the Purchaser and/or the Depositor shall obtain the Rating Agencies' written approval of the amendment to the PSA Agreement providing for the transfer of servicing of Delinquent Loans to the Special Servicer as contemplated herein.

D. On or before June 29, 2001, and subject to receipt of the Rating Agencies' written approval as set forth in paragraph C above, the Purchaser, the Depositor and the Special Servicer shall cause the PSA Agreement to be amended to reflect that: (1) all Delinquent Loans shall be subject to a transfer of servicing to the Special Servicer and shall be serviced by the Servicer pending transfer to the Special Servicer in accordance with the PSA Agreement and the further provisions of Exhibit A hereto; (2) upon the transfer of servicing of a Delinquent Loan to the Special Servicer, the Special Servicer shall be the "Servicer" with respect to such transferred Delinquent Loans for all purposes of the PSA Agreement and the Servicer shall have no further obligation to service the transferred Delinquent Loans (including but not limited to reporting and remitting obligations); and (3) the Special Servicer shall be entitled to earn a special servicing fee for its servicing of some or all of the Delinquent Loans.

E. Upon completion of all conditions set forth in the preceding paragraphs A through D, the Servicer shall commence, and continue monthly thereafter, the servicing transfer of Delinquent Loans to the Special Servicer pursuant to the servicing transfer procedures agreed to by the Servicer and the Special Servicer and acknowledged by the Trustee as set forth in Exhibit A hereto. Should the Special Servicer or C-BASS fail to pay any amounts required under the reimbursement obligations of the Special Servicer and C-BASS set forth in this Agreement and /or Exhibit A, the Servicer may terminate this Agreement with respect to all Delinquent Loans that have not already been transferred to the Special Servicer. In such event: (1) the Servicer shall advise all Parties of the events leading to such termination and provide one business day's notice prior to termination to allow the Parties an opportunity to cure the Special Servicer's default(s) under this Agreement; provided however, that neither the Depositor, the Purchaser nor the Trustee shall have an affirmative obligation to cure any default of the Special Servicer under this Agreement, (2) the Servicer shall remain as the servicer for any Delinquent Loans not previously transferred, (3) the Special Servicer shall remain as the servicer of all Delinquent Loans previously transferred and (4) all servicing obligations (whether those of the Special Servicer or the Servicer) shall continue to be governed by the PSA Agreement.

F. Upon completion of all conditions set forth in the preceding paragraphs A through D, all obligations of the Servicer under the PSA Agreement as to a Mortgage Loan that has or subsequently becomes designated as a Delinquent Loan shall be transferred to the Special Servicer (as of the related service transfer date) and the Servicer shall have no liability for servicing such Delinquent Loan following the transfer of servicing related thereto and no liability whatsoever for the Special Servicer's failure to satisfy any servicing obligations (including reporting and remitting obligations) related to a Delinquent Loan as set forth in the PSA Agreement.

G. Servicer agrees to indemnify and hold harmless all Parties hereto and each of their respective affiliates and their officers, directors, employees, agents and advisors (each for purposes of this paragraph an "Indemnified Party") from and against any and all third party claims, damages, losses, liabilities and expenses that may be incurred by, or asserted, or awarded against any Indemnified Party as a result of such third party claim in each case resulting from or arising out of any breach of the Servicer in this Agreement and any breach of its obligations as the "Servicer" of a Delinquent Loan (prior to the related servicing transfer date) under the PSA Agreement, except to the extent such claim, damage, loss, liability or expense is the result of such Indemnified Party's negligence or willful misconduct or is the result of a claim made by Servicer against the Indemnified Party and Servicer is ultimately the successful party in any resulting litigation or arbitration.

H. The Special Servicer agrees to indemnify and hold harmless all Parties hereto and each of their respective affiliates and their officers, directors, employees, agents and advisors (each for purposes of this paragraph an "Indemnified Party") from and against any and all third party claims, damages, losses, liabilities and expenses that may be incurred by, or asserted, or awarded against any Indemnified Party as a result of such third party claim in each case resulting from or arising out of any breach of the Special Servicer in this Agreement and any breach of its obligations as the "Servicer" (on or after the related servicing transfer date) of a Delinquent Loan under the PSA Agreement, except to the extent such claim, damage, loss, liability or expense is the result of such Indemnified Party's negligence or willful misconduct or is the result of a claim made by the Special Servicer against the Indemnified Party and the Special Servicer is ultimately the successful party in any resulting litigation or arbitration.

I. The Purchaser agrees to indemnify and hold harmless all Parties hereto and each of their respective affiliates and their officers, directors, employees, agents and advisors (each for purposes of this paragraph an "Indemnified Party") from and against any and all third party claims, damages, losses, liabilities and expenses that may be incurred by, or asserted, or awarded against any Indemnified Party as a result of such third party claim in each case resulting from or arising out of the amendment to the PSA Agreement as contemplated by this Agreement (excluding any claim arising out of or related to the Special Servicer's servicing activities) , except to the extent such claim, damage, loss, liability or expense is the result of such Indemnified Party's negligence or willful misconduct or is the result of a claim made by the Purchaser against the Indemnified Party and Purchaser is ultimately the successful party in any resulting litigation or arbitration.

J. This Agreement is exclusive to Litton, as the designated special servicer for C-BASS, and may not be assigned or otherwise transferred to a third party without the Depositor's and the Servicer's express written consent (which consent may be withheld by either in its sole discretion). By its execution below, the Servicer consents to the appointment of Litton as the special servicer on behalf of C-BASS.

K In conjunction with its appointment as Special Servicer, Litton agrees at all times during the term of its appointment as Special Servicer under this Agreement that it will not at any time, directly or indirectly, permit its Adjusted GAAP Net Worth at any date to be less that $10,000,000.00. In the event Litton fails to comply with the prior sentence, the Servicer shall be entitled to terminate this Special Servicing Agreement. Any such termination shall be preceded by written notice to all Parties to this Agreement and to the Rating Agencies. Litton shall provide unaudited quarterly and audited annual financial statements to the Servicer to confirm its compliance with this minimum net worth covenant. Such financial statements shall be sent to the attention of the Director of Capital Markets at the following address: Ameriquest Mortgage Company 1100 Town & Country Road, Suite 1100, Orange, California 92868. To the extent that the Servicer fails to receive such financial statements in a timely manner, the Servicer shall provide notice to Litton and C-BASS in order to have an additional copy of the financial statements sent promptly.

L. The Special Servicer may terminate this Agreement upon 30 days written notice to the Purchaser, the Depositor, the Servicer, the Trustee, and the Rating Agencies. In the event of such termination, Delinquent Loans previously transferred to the Special Servicer shall remain subject to the PSA Agreement, as amended.

M. The Depositor or the Trustee may terminate this Agreement in the event (1) the Special Servicer is subject to an Event of Default under Section 7.01 of the PSA Agreement, or (2) any Rating Agency withdraws its approval of the Special Servicer or this Agreement or any rating assigned to the Special Servicer. Such termination shall be preceded by written notice to all Parties to this Agreement and to the Rating Agencies.

N. Upon reasonable notice, the Servicer shall have the right to request a third party audit of the Special Servicer's activities related to its servicing of the Delinquent Loans in accordance with the PSA Agreement and industry standards (to the extent not in consistent with the PSA Agreement). Any such audit shall be conducted by an independent third party experienced in the auditing of residential mortgage loan servicing activities mutually acceptable to the parties (the "Independent Reviewer"), or if the Servicer and Special Servicer cannot agree on an independent third party, the Depositor shall select the Independent Reviewer. In the event the Independent Reviewer concludes that the Special Servicer has failed to service the Delinquent Loans in accordance with the PSA Agreement in all material respects, the Servicer shall have the right to terminate this Agreement. Any such termination shall be preceded by written notice to all Parties to this Agreement and to the Rating Agencies. The costs incurred by the Independent Reviewer shall be the obligation of the Servicer; provided however, if the Independent Reviewer concludes that the Special Servicer has failed to service the Delinquent Loans in accordance with the PSA Agreement, the Special Servicer shall be obligated to pay all costs incurred by the Independent Reviewer.

N. Except as otherwise required to carry out the terms of this Agreement (including without limitation, the filing of an amendment to the PSA Agreement containing this Agreement as an exhibit thereto with the Securities and Exchange Commission), the Parties shall keep the terms of this Agreement confidential and shall not reveal or discuss the nature, terms or existence of this Agreement to any person or entity other than a Party to this Agreement.

II.   MISCELLANEOUS PROVISIONS

A. The Agreement shall be effective on June 29, 2001.

B. This Agreement is and shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

C. This Agreement shall be governed by the substantive laws of the State of New York and the obligations, rights and remedies of the Parties hereunder shall be determined in accordance with such laws.

D. The Agreement may be executed by signatures on more than one counterpart, and if so executed, the various counterparts shall be and constitute one instrument for all purposes. For convenience, the several signature pages may be collected and annexed to one or more copies to form complete counterparts.

E. This Agreement may only be modified, amended or canceled by the mutual agreement of the Parties in a writing signed by the Parties.

F This Agreement, together with the Exhibits attached hereto, and the amended PSA Agreement are integrated and contains the entire understanding between the Parties concerning the matters addressed herein. All prior negotiations, understandings and agreements concerning such matters are merged into this instrument.

G. The Parties have each participated in the drafting of the Agreement and Exhibits hereto after consulting with counsel. No language in the Agreement shall be presumptively construed in favor of or against any of the Parties based solely upon who drafted such language.

H. The headings used herein are descriptive only and are not controlling over the content of each paragraph.

I. The Agreement is fully and voluntarily entered into by the Parties. Each Party states that it has read the Agreement and has obtained the advice of counsel in understanding its meaning and consequence.

J. Each Party to this Agreement shall bear his, her or its own costs and attorneys' fees in connection with this Agreement.

                             [SIGNATURES FOLLOW]

      IN WITNESS WHEREOF, the Parties hereto have signed this Agreement with the full intent to be bound thereby, effective as of the date set forth in Section II A hereinabove.

                                    AMERIQUEST MORTGAGE COMPANY,
                                    AS SELLER and SERVICER


                                    By________________________________
                                    Name______________________________
                                    Title_____________________________

                                    BANC OF AMERICA
                                    MORTGAGE CAPITAL CORPORATION,
                                    AS PURCHASER


                                    By________________________________
                                    Name______________________________
                                    Title_____________________________

                                    ASSETBACKEDFUNDING CORPORATION,
                                    AS DEPOSITOR


                                    By________________________________
                                    Name______________________________
                                    Title_____________________________

                                    BANKERS TRUST COMPANY OF
                                    CALIFORNIA, N.A., SOLELY AS TRUSTEE
                                    AND NOT IN ITS INDIVIDUAL CAPACITY

                                    By________________________________
                                    Name______________________________
                                    Title_____________________________

                                    LITTON LOAN SERVICING LP,
                                    AS LITTON AND SPECIAL SERVICER


                                    By________________________________
                                    Name______________________________
                                    Title_____________________________




ACCEPTED AND AGREED as to
Section I paragraph E and Exhibit A

CREDIT-BASED ASSET SERVICING
AND SECURITIZATION LLC,
AS C-BASS


By________________________________
Name______________________________
Title_____________________________

                                    EXHIBIT A
                           SERVICE RELEASE PROCEDURES

In conjunction with that Special Servicing Agreement dated as of June29, 2001, Ameriquest Mortgage Company ("AMC") and Litton Loan Servicing LP ("Litton") agree to the following service release procedures

1. On the 2nd calendar day of each month (the "Report Month") AMC will prepare a report (the "Preliminary Tape") to the Trustee and Litton identifying all loans (the "Delinquent Loans") that have either become 60 days delinquent or filed for Bankruptcy in the preceding Collection Period, measured as of the close of business on the last day of such Collection Period. (The Collection Period extends from the 2nd of one month through the 1st; of the next month. For example, a Preliminary Tape prepared on May 2nd would cover the Collection Period of April 2nd through May 1.) Delinquency is measured as of the close of business on the due date following the due date related to the unpaid monthly payment (commonly referred to as the "OTS methodology"). By way of example, a Mortgage Loan that fails to make its March 1, 2001 payment and any payments coming due thereafter will be 60 days delinquent, and therefore a Delinquent Loan, as of the close of business on May 1, 2001.

2. The Preliminary Tape will contain the information set forth on Annex 1 attached hereto for all Delinquent Loans arising in the prior collection period and will be released to the Trustee and Litton no later than the 5th calendar day of the Report Month. All Delinquent Loans identified on the Preliminary Tape will be designated for service release to Litton and put in a "pending service release pool" by AMC. Once a Mortgage Loan hits a service release trigger described in paragraph 1 above and becomes designated as a Delinquent Loan, it will be transferred to Litton even if it cures the delinquency while in the pending service release pool. There will be no "oops" notices canceling the servicing transfer.

3. During the time period a Delinquent Loan is pending servicing release AMC will continue its standard servicing and collection procedures without direction from Litton, but will not retain outside counsel or a trustee service to commence a foreclosure action. Thus AMC will post payments received, process payoffs, make collection calls, send NOI letters, enter into forbearance agreements, accept short sales and accept short payoffs for the Delinquent Loans where such action is appropriate under the PSA Agreement. In the instance of a Bankruptcy filing AMC will be obligated to retain counsel on behalf of the Trust to respond to the filing notwithstanding that the Delinquent Loan is or will be slated for a transfer of servicing shortly. Litton will accept AMC's retention of bankruptcy counsel (without its prior approval) and Litton or C-BASS shall assume all obligations to pay such counsel for their fees (regardless of whether incurred before or after the related servicing transfer date); provided however, nothing contained herein will prevent Litton or C-BASS from negotiating a reduction of those fees with such counsel. Upon Litton' request AMC will provide Litton with a list of AMC's approved Bankruptcy Counsel.

4. On or before the 15th calendar day of the Report Month AMC will send out the servicing transfer notice (as further described in paragraph 7 (a) below) advising borrowers that the servicing related to their Delinquent Loan will be transferred to Litton as of the 2nd calendar day of the following month (the "Transfer Month").

5. On the second Business Day following the Determination Date (as defined in the PSA) of the Report Month AMC will report to the Trustee for the last Collection Period (i.e. April 2 through May 1). This report will include the Delinquent Loans pending service release to Litton. Any remittances related to the Delinquent Loans under this remittance report will also be made by Ameriquest.

6. On the 2nd calendar day (or succeeding Business Day if the 2nd is not a Business Day) of the Transfer Month AMC will provide Litton and the Trustee with a updated report of the Preliminary Tape information (the "Wire Tape") showing all outstanding advances (P&I, servicing and escrow), servicing fees and accrued but unpaid ancillary income related to the Delinquent Loans which is to be remitted by Litton or C-BASS (jointly and severally) to AMC prior to the servicing transfer. This report will reflect all matters on the system as of the end of the last preceding Business Day. Within two hours after Litton's receipt of the Wire Tape, Litton or C-BASS will wire the funds designated therein to Ameriquest at the following bank account:

                  The Chase Manhattan Bank, Houston, Texas
                  ABA# 113000609
                  Credit: Ameriquest Mortgage Company
                  Credit Account # 00100911313

      In the event, Litton or C-BASS erroneously wires excess funds to AMC, AMC shall return such funds to Litton by wire within four hours after confirmation of the error (provided such is during normal business hours enabling AMC to send wires). AMC acknowledges that Litton must receive the Wire Tape by 12:00 p.m. central time to meet the wiring cut-off time of its lending institutions. Litton acknowledges that AMC's receipt of the wire of funds in the correct amount referenced immediately above is a condition precedent to the transfer of servicing of any Delinquent Loan.

7. On the 2nd calendar day of the Transfer Month (or such later date as may be applicable) following receipt of the wire of funds from Litton referenced in the preceding paragraph, AMC will service release the Delinquent Loans to Litton pursuant to the procedures set forth immediately below. On the applicable Servicing Transfer Date, Litton shall assume all servicing responsibilities related to, and AMC shall cease all servicing responsibilities related to, the Delinquent Loans scheduled to be transferred. In addition, on or prior to the related Servicing Transfer Date (as appropriate) AMC shall take the following actions as it may deem necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Delinquent Loan to Litton:

            (a) Notice to Mortgagors. AMC shall mail to the Mortgagor of each Delinquent Loan to be transferred, a written notice (the "Notice") in a form substantially similar to that set forth in Annex 2 attached hereto and previously approved by Litton advising the Mortgagor of the transfer of the servicing of the related Delinquent Loan to Litton in accordance with the Cranston Gonzales National Affordable Housing Act of 1990. The actual date upon which the transfer of servicing shall occur (the "Servicing Transfer Date") as set forth in such Notice shall be no less than fifteen days following the date of mailing of such Notice.

            (b) Notice to Tax Services and Insurance Companies. AMC shall transmit to the applicable tax services and insurance companies and/or agents, notification of the transfer of the servicing to Litton and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to Litton from and after the related Servicing Transfer Date.

            (c) Delivery of Servicing Records. AMC shall ship the Servicing Files in AMC's possession relating to each Delinquent Loan to Litton via overnight delivery within five (5) Business Days following the related Servicing Transfer Date (it being understood that AMC may retain a copy of the Servicing File, for its own record retention requirements). To the extent available, the delivery of Servicing Files will include a copy (which may be in the form of an imaged copy in a PDF or TIF file on Disk) of the invoice previously received by AMC related to an advance (servicing, corporate or escrow) which was not processed by a computer down-load from the related vendor. In addition, the ALLTEL reports identified on Annex 3, attached hereto shall be provided to Litton no later than five
            (5) Business Days after the Servicing Transfer Date. All ALLTEL reports will be provided in an electronic format. In the event Litton should request any ALLTEL reports not identified on Annex 3 hereto, any charge assessed by ALLTEL for such reports shall be paid by Litton.

            (d) Escrow Payments. Within five (5) Business Days after the Servicing Transfer Date, AMC shall provide Litton with immediately available funds by wire transfer in the amount of the net Escrow Payments and suspense balances and all loss draft balances associated with the Delinquent Loans. AMC shall provide Litton with an accounting statement of Escrow Payments and suspense balances and loss draft balances sufficient to enable Litton to reconcile the amount of such payment with the accounts of the Delinquent Loans.

            (e) Payoffs and Assumptions. AMC shall provide to Litton sufficient information for Litton to determine if there has been a payoff or assumption of a Delinquent Loan. (Any pay-off statement previously sent will be reflected on the pending payoff report identified on Annex 3 hereto).

            (f) Mortgage Payments received Prior to the related Servicing Transfer Date. Prior to the related Servicing Transfer Date all payments received by AMC on each Delinquent Loan shall be properly applied by AMC to the account of the particular Mortgagor. Within five (5) Business Days after the related Servicing Transfer Date AMC shall remit by wire transfer of immediately available funds to Litton all amounts collected under each Delinquent Loan.

            (g) Mortgage Payments received on or after the related Servicing Transfer Date. The amount of any Monthly Payments received by AMC on or after the related Servicing Transfer Date shall be forwarded to Litton by overnight mail within two (2) Business Days after receipt. AMC shall notify Litton of the particulars of the payment, which notification requirement shall be satisfied if AMC forwards with its payment all information provided by the Mortgagor in conjunction with its payment. Mortgagor payments received more than 180 days after the related Servicing Transfer Date may be returned to the Mortgagor with notice of the name and address of the successor servicer.

            (h) NSF Payments and other charges. In the event that any check is returned to AMC based on insufficient funds or the Mortgagor's stop payment order after the related Delinquent Loan's Servicing Transfer Date, Litton or C-BASS shall reimburse AMC the face amount of such check within five (5) Business Days from demand. In addition, if following the service release of a Delinquent Loan AMC receive invoices for work performed on the Delinquent Loan prior to its service release, Litton or C-BASS will be obligated to reimburse AMC for all such costs, charges and fees within five (5) Business Days after receipt of a request for reimbursement (which request will to the extent available include a copy of the related invoice).

            (i) IRS Forms. AMC shall prepare and file all IRS forms 1098, 1099 and other applicable forms and reports which are required to be filed with respect to the period prior to the related Servicing Transfer Date in relation to the servicing and ownership of the Delinquent Loans. Litton shall prepare and file all such reports with respect to any period commencing on or after the related Servicing Transfer Date.

            (j) Costs. All costs incurred in the servicer release of the Delinquent Loans shall be borne by Litton or C-BASS and Litton or C-BASS will be obligated to reimburse AMC for all such costs, charges and fees within five (5) Business Days after receipt of a request for reimbursement. Such costs shall include, but are not limited to, shipping, copying, computer screen printing and completion of any transfer documents necessary to effect the servicing transfer and are estimated to be no more than $25.00 per Delinquent Loan, excluding document preparation and recordation costs.

8. On the second Business Day following the Determination Date (as defined in the PSA) of the Transfer Month AMC will report to the Trustee and Litton on the Delinquent Loans for the last Collection Period. However, Litton will have the obligation to advance any remittance (including P&I advances) identified in such remittance report to the Trustee. Commencing with the third month and each month thereafter, Litton will report directly to the Trustee (with an electronic copy of all such reports to AMC) on the Delinquent Loans which were service released to it in any prior Collection Period. In addition, Litton will provide AMC (at AMC's cost) with any other information related to the performance of the specially serviced pool of Delinquent Loans that may be requested by AMC from time to time, provided such information is readily available in Litton's computer systems. The parties agree that the information identified on the Performance Tape fields set forth on Annex 4 hereto is readily available from Litton's servicing system and at a minimum, Litton will provide the information noted in the Performance Tape Fields and the AMC loan number in the form of one or more reports on a monthly basis, within five (5) Business Days after the end of the preceding month, at no cost to AMC. AMC shall have no obligation to report on any Delinquent Loan previously service released in any prior Collection Period or to incorporate Litton' reports into AMC's. AMC and Litton will each individually report and remit directly to the Trustee on the loans they are servicing.

9. By the Trustee's acknowledgement below, the Trustee agrees to cause the PSA Agreement to be amended to reflect the transfer of servicing provided for herein and specifically to provide that: (1) AMC shall have no obligation to report to the Trustee on any Delinquent Loan previously service released in any prior Collection Period or to incorporate Litton' reports into AMC's, (2) AMC and Litton will each individually report and remit directly to the Trustee on the Mortgage Loans they are servicing, and (3) upon the transfer of servicing as to any Delinquent Loan to Litton, Litton will have all the servicing rights and obligations set forth in the PSA Agreement, including the right to obtain the release of collateral files related to Delinquent Loans Litton is servicing from the custodian.

10. To the extent that any day referenced in the preceding paragraphs is not a Business Day, the required action shall be carried out on the next succeeding Business Day unless noted otherwise in the related section.

      IN WITNESS WHEREOF, the Parties hereto have signed these Service Release Procedures with the full intent to be bound thereby, effective as of the date set forth in Section II A of that certain Special Servicing Agreement dated June 29, 2001.

                                    AMERIQUEST MORTGAGE COMPANY,
                                    "AMC"

                                    By________________________________
                                    Name______________________________
                                    Title_____________________________


                                    LITTON LOAN SERVICING LP,
                                    "SPECIAL SERVICER"


                                    By________________________________
                                    Name______________________________
                                    Title_____________________________



ACKNOWLEDGED AND APPROVED:

BANKERS TRUST COMPANY OF
CALIFORNIA, N.A., SOLELY AS TRUSTEE
AND NOT IN ITS INDIVIDUAL CAPACITY


By________________________________
Name______________________________
Title_____________________________


ACKNOWLEDGED AND AGREED:
      With respect to Items 3, 6, 7(h) and 7(j)
      CREDIT-BASED ASSET SERVICING
      AND SECURITIZATION LLC,
      "C-BASS"


By________________________________
Name______________________________
Title_____________________________

                                     ANNEX 1
                             PRELIMINARY TAPE FIELDS

                                     ANNEX 2
                        FORM OF SERVICING TRANSFER NOTICE

AMERIQUEST MORTGAGE COMPANY
505 S. Main Street, Ste. 6000, Orange, CA 92868-4509
(714) 543-5262

      NOTICE OF ASSIGNMENT, SALE OR TRANSFER OF SERVICING RIGHTS

Borrower Name
Borrower Name
Street Address
City, state, zip

AMC LOAN NO. XXXXXXXXXX

You are hereby notified that the servicing of your mortgage loan, that is, the right to collect payments from you is being assigned, sold or transferred from Ameriquest Mortgage Company to Litton Loan Servicing LP effective {transfer date}.

The assignment, sale or transfer of the servicing of the mortgage loan does not affect any term or condition of the mortgage instruments, other than terms directly related to the servicing of your loan.

Except in limited circumstances, the law requires that your present servicer send you this notice at least 15 days before the effective date of transfer, or at closing. Your new servicer must also send you this notice no later than 15 days after this effective date or at closing.

Your present servicer is Ameriquest Mortgage Company. If you have any questions relating to the transfer of servicing from your present servicer, call the Customer Service Department between 8:00 a.m. and 5:00 p.m. Monday through Friday at (800) 430-5262.

Your new servicer will be Litton Loan Servicing LP

The business address of your new servicer is:

   (CORRESPONDENCE)                            (PAYMENTS)
   Litton Loan Servicing LP                Litton Loan Servicing LP
   5373 West Alabama, Ste 600              P.0. Box 4528
   Houston, Texas 77056-5923               Houston, Texas 77210-4528

The toll-free telephone number of your new servicer is (800) 247-9727. If you have any questions relating to the transfer of servicing to your new servicer call Customer Service between 8:00 a-m. and 5:00 p.m. CST Monday through Friday.

The date that your present servicer will stop accepting payments from you is {day before transfer date}. The date that your new servicer will start accepting payments from you is {transfer date}. Send all payments due on or after that date to your new servicer.

NOTICE OF ASSIGNMENT, SALE OR TRANSFER OF SERVICING RIGMTS

                                                                     Page 2 of 2

The transfer of servicing rights will affect the terms of or the continued availability of mortgage life or disability insurance or any other type of optional insurance in the following manner:

       Policy will be cancelled on transfer date.

You should also be aware of the following information, which is set out in more detail in Section 6 of the Real Estate Settlement Procedures Act (RESPA) (12 U.S.C. 2605):

During the 60-day period following the effective date of the transfer of the loan servicing, a loan payment received by your old servicer before its due date may not be treated by the new loan servicer as late, and a fee may not be imposed on you.

Section 6 of RESPA (12 U.S.C, 2605) gives you certain consumer rights. If you send a "qualified written request" to our loan servicer concerning the servicing of your loan, your servicer must provide you with a written acknowledgement within 20 Business Days of receipt of your request. A "qualified written request" is a written correspondence, other than notice on a payment coupon or other payment medium supplied by the servicer, which includes your name and account number, and your reasons for the request. (If you want to send a "qualified written request" regarding the servicing of your loan, it must be sent to this address; Ameriquest Mortgage Company, Box 11000, Santa Ana, CA 02711-1000.)

Not later than 60 Business Days after receiving your request, your servicer must make any appropriate corrections to your account, and must provide you with a written clarification regarding any dispute. During this 60-Business Day period, your servicer may not provide information to a consumer reporting agency concerning any overdue payment related to such period or qualified written request. However, this does not prevent the servicer from initiating foreclosure if proper grounds exist under the mortgage documents. A business day is a day on which the offices of the business entity are open to the public for carrying on substantially all of its business functions. Section 6 of RESPA also provides for damages and costs for individuals or classes of individuals in circumstances where services are shown to have violated the requirements of that Section. You should seek legal advice if you believe your rights have been violated.

 PRESENT SERVICER:     AMERIQUEST MORTGAGE COMPANY     {mailing date}
                                                                            Date

 FUTURE SERVICER:      LITTON LOAN SERVICING LP        {transfer date}
                                                                            Date

                                     ANNEX 3
                         SERVICE RELEASE ALLTEL REPORTS

The following Alltel reports will be provided to Litton within 5 Business Days following the related Servicing Transfer Date:

T309  History Tape
10P   Tax/Hazard Insurance Listing
19M   Insurance Notification
1LF   Flood Insurance Listing
4CV   Force Place Insurance
10N   Service Released by Old Inv
2FW   Foreclosure Workstation
309   Master Ledger Record
2FT   Foreclosure Trial Balance
4TB   Transfer Trial Balance
54F   Escrow Analysis Report
10S   Mortgage Insurance List
1AT   Escrow Open Items
4TN   Pending Payoff Report
1BW   Bankruptcy Workstation
45C   Customer Account Activity
54E   Collection Activity
5SB   Bankruptcy Trial Balance

                                     ANNEX 4
                             PERFORMANCE TAPE FIELDS